Third Quarter 2010 Preliminary Earnings Call

November 4, 2010

The preliminary results for the three and nine months ended October 1, 2010 and the preliminary restated results for the three and nine months ended October 2, 2009, included herein, reflect management's best estimate of corrections related to the overstatement of the Company's pension liability as described in the Form 8-K filed with the SEC on October 25, 2010. Final results for the current year periods and final restated results for the 2009 periods could change when the analysis of the pension matter is finalized, and these final results will be reflected in the Company's Third Quarter 2010 Report on Form 10-Q and amended prior reports, when filed.

Forward-Looking Statements

The following information contains forward-looking statements, including forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning Colfax's plans, objectives, expectations and intentions and other statements that are not historical or current facts. Forward-looking statements are based on Colfax's current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. Factors that could cause Colfax's results to differ materially from current expectations include, but are not limited to factors detailed in Colfax's reports filed with the U.S. Securities and Exchange Commission as well as its Annual Report on Form 10-K under the caption "Risk Factors". In addition, these statements are based on a number of assumptions that are subject to change. This presentation speaks only as of this date. Colfax disclaims any duty to update the information herein.

Q3 2010 Highlights

- Adjusted net income of $9.5 million (22 cents per share) compared to $10.2 million (24 cents per share) in Q3 2009; Q3 2010 results include 3 cents per share related to currency effects and one-time acquisition costs
- Net sales of $132.4 million compared to $128.5 million in Q3 2009, an increase of 3.0% (organic increase of 5.9%)
- Adjusted operating income of $15.6 million compared to $16.8 million in Q3 2009; Q3 2010 results include currency effects and one-time acquisition costs of $1.7 million
- Third quarter orders of $124.1 million compared to $117.2 million in Q3 2009, an increase of 5.9% (organic increase of 8.1%)
- Backlog of $351.2 million

Q3 2010 Highlights Continued

- Both sales and orders increased; 1st time since third quarter of 2008
  - Organic sales up 6%
    - Power gen, general industrial and commercial marine end markets up
  - Organic orders up 8%
    - Growth in oil & gas, general industrial and defense
    - Strengthening in most regions
- Gross profit margin relatively flat; adjusted operating margin flat (when adjusted for currency and one-time acquisition costs of $1.7 million)
  - Productivity gains dampened by unfavorable price and mix
- Solid progress on strategic improvement priorities
  - CBS
  - VOC-aligned products
  - Alignment of global functional organization
  - Development of Asian strategy
- Purchased Baric Systems – premier supplier of engineered fluid-handling systems

Orders and Backlog

Orders


$400.0
$300.0
$200.0
$100.0
$0.0
$117.2
$124.1
$360.8
$399.2
Q3 2009
Q3 2010
YTD 2009
YTD 2010

	Q3 2009	Q3 2010	YTD 2009	YTD 2010
Existing Businesses	–	8.1 %	–	10.1%
Acquisitions	–	2.5%	–	1.3%
FX Translation	–	(4.7)%	–	(0.7)%
Total Growth	–	5.9 %	–	10.7%

Backlog


$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$303
$367
$399
$400
$349
$322
$327
$325
$291
$281
$297
$351
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010

Note: Dollars in millions.

Revenue and Adjusted Operating Income

Revenue


$400.0
$300.0
$200.0
$100.0
$0.0
$128.5
$132.4
$394.1
$375.3
Q3 2009
Q3 2010
YTD 2009
YTD 2010

	Q3 2009	Q3 2010	YTD 2009	YTD 2010
Existing Businesses	--	5.9%	--	(5.0)%
Acquisitions	--	2.3%	--	1.2%
FX Translation	--	(5.2)%	--	(0.9)%
Total Growth (Decline)	--	3.0%	--	(4.7)%

Adjusted Operating Income (1)


$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$16.8
$15.6
$48.7
$39.3
Q3 2009
Q3 2010
YTD 2009
YTD 2010

	Q3 2009	Q3 2010	YTD 2009	YTD 2010
% Margin	13.1%	11.8%	12.4%	10.5%

(1) Refer to Appendix for Non-GAAP reconciliation.

Note: Dollars in millions.

Q3 2010 Sales and Orders by End Market

Sales: $132.4 million


Defense
10%
General
Industrial
35%
Power
Generation
16%
Oil & Gas
13%
Commercial
Marine
26%

	Total Growth (Decline)	Organic Growth (Decline)
Commercial Marine	5%	9%
Oil & Gas	(14)%	(23)%
Power Generation	14%	21%
Defense	(8)%	(7)%
General Industrial	8%	16%
Total	3%	6%

Orders: $124.1 million


Defense
11%
General
Industrial
38%
Power
Generation
15%
Oil & Gas
19%
Commercial
Marine
17%

	Total Growth (Decline)	Organic Growth (Decline)
Commercial Marine	--	--
Oil & Gas	38%	31%
Power Generation	(19)%	(17)%
Defense	--	2%
General Industrial	12%	19%
Total	6%	8%

2010 YTD Sales and Orders by End Market

Sales: $375.3 million


Defense
10%
Power
Generation
15%
General
Industrial
36%
Oil & Gas
12%
Commercial
Marine
27%

	Total Growth (Decline)	Organic Growth (Decline)
Commercial Marine	(5)%	(9)%
Oil & Gas	(26)%	(28)%
Power Generation	(2)%	1%
Defense	11%	11%
General Industrial	---	2%
Total	(5)%	(5)%

Orders: $399.2 million


Defense
12%
Power
Generation
14%
General
Industrial
36%
Oil & Gas
16%
Commercial
Marine
22%

	Total Growth (Decline)	Organic Growth (Decline)
Commercial Marine	50%	42%
Oil & Gas	6%	4%
Power Generation	(4)%	(2)%
Defense	(24)%	(24)%
General Industrial	20%	22%
Total	11%	10%

2010 Q3 vs. 2010 Q2 Sales and Orders by End Market

Sales

	Total Growth (Decline)	Organic Growth (Decline)
Commercial Marine	3%	1%
Oil & Gas	8%	(6)%
Power Generation	31%	30%
Defense	9%	9%
General Industrial	2%	1%
Total	8%	5%

Orders

	Total Growth (Decline)	Organic Growth (Decline)
Commercial Marine	(36)%	(37)%
Oil & Gas	(7)%	(16)%
Power Generation	(20)%	(21)%
Defense	(44)%	(44)%
General Industrial	(5)%	(6)%
Total	(20)%	(22)%

Sales & Orders Growth (Decline)

	Q310 YoY		Q310 YTD YoY		Q310 Sequential	
	Total	Organic	Total	Organic	Total	Organic
Sales	5%	9%	(5)%	(9)%	3%	1%
Orders	-	-	50%	42%	(36)%	(37)%

Highlights and Outlook

- Sales increase driven by customers taking deliveries sooner than expected
- Cancellations were $4 million in Q3 2010 vs. $1 million in Q3 2009; $10 million YTD 2010 vs. $19 million YTD 2009; delivery extensions continuing
- Approximately 9,000 ships on order at shipyards; 1/3 of current capacity
- Focusing on aftermarket sales & service including opportunities related to changing environmental regulations
- Working through lower margin backlog

Colfax Q3 10 Sales Split


26%
Comm.
Marine

Colfax Q3 10 Orders Split


17%
Comm.
Marine

Sales & Orders Growth (Decline)

	Q310 YoY		Q310 YTD YoY		Q310 Sequential	
	Total	Organic	Total	Organic	Total	Organic
Sales	(14)%	(23%)	(26)%	(28)%	8%	(6)%
Orders	38%	31%	6%	4%	(7)%	(16)%

Colfax Q3 10
Sales Split


13%
O&G

Colfax Q3 10
Orders Split


19%
O&G

Highlights and Outlook

- New project orders beginning to book; midstream gaining strength
- Acquired Baric Systems in August
- Quoting activity remains good – midstream and refinery
- Solid activity in Latin America, Middle East, Canada and Asia

Sales & Orders Growth (Decline)

	Q310 YoY		Q310 YTD YoY		Q310 Sequential	
	Total	Organic	Total	Organic	Total	Organic
Sales	14%	21%	(2)%	1%	31%	30%
Orders	(19)%	(17)%	(4)%	(2)%	(20)%	(21)%

Colfax Q3 10
Sales Split


16%
Power
Gen.

Highlights and Outlook

- Solid growth in sales while orders down primarily due to decision to exit certain business in the Middle East
- Several new infrastructure projects underway in Asia & Middle East
- Evaluating product offerings and pruning lower value add business

Colfax Q3 10
Orders Split


15%
Power
Gen.

Sales & Orders Growth (Decline)

	Q310 YoY		Q310 YTD YoY		Q310 Sequential	
	Total	Organic	Total	Organic	Total	Organic
Sales	(8)%	(7)%	11%	11%	9%	9%
Orders	-	2%	(24)%	(24)%	(44)%	(44)%

Colfax Q3 10 Sales Split


10% Defense

Colfax Q3 10 Orders Split


11% Defense

Highlights and Outlook

- Sales down in Q3 2010 due to timing of shipments
- Orders up slightly in Q3 2010 but down YTD, due to large orders booked in first half 2009 related to seven Virginia class subs
- Solid backlog
- ROW navies also expanding (projects in several European countries, Brazil, Australia, India and Malaysia)

Sales & Orders Growth (Decline)

	Q310 YoY		Q310 YTD YoY		Q310 Sequential	
	Total	Organic	Total	Organic	Total	Organic
Sales	8%	16%	-	2%	2%	1%
Orders	12%	19%	20%	22%	(5)%	(6)%

Colfax Q3 10 Sales Split


35%
General
Industrial

Colfax Q3 10 Orders Split


38%
General
Industrial

Highlights and Outlook

- Sales and orders up for the quarter
- Growth in 3Q 2010 led by increases in orders in the chemical and diesel engine submarkets
- Order strength is geographically broad based
- Aftermarket improving – deferred maintenance spending

Baric Systems

- Acquired in August
- Premier supplier of engineered fluid-handling systems
  - Primary operations in Blyth, UK
  - Serves oil & gas, petrochemical and power markets
  - Installed base of 3,000 systems worldwide
- Purchase price $28 million, net of cash acquired ($1 million one-time acquisition costs)
- Backlog = $42 million at quarter end
- 2010 – estimated sales of $10 million, no impact to EPS, amortization expense of $0.9 million


BARIC

API 614 Lube Oil System


BARIC
BARIC

API 610 Lube Oil System

Strong Financial Condition

- Strong balance sheet
  - Debt of $85 million, principal payments of $9 million in 2010, matures in 2013
  - Cash = $43 million
  - $133 million available on revolver
- Strong cash flow
  - Working capital to annualized sales improved to 22% from 25%
  - Inventory on hand reduced by 19 days (22%) since beginning of year

Note: As of 10/1/2010

Preliminary Income Statement Summary

	Three Months Ended		Delta	
	October 1, 2010	October 2, 2009 As Restated	$	%
Orders	$ 124.1	$ 117.2	$ 6.9	5.9 %
Sales	$ 132.4	$ 128.5	$ 3.9	3.0 %
Gross Profit	$ 47.1	$ 46.2	$ 0.9	1.9 %
% of Sales	35.6%	35.9%		
SG&A Expenses	$ 29.9	$ 27.9	$ 2.1	7.4 %
R&D Expense	1.6	1.5	0.1	3.9 %
Operating Expenses	$ 31.5	$ 29.4	$ 2.1	7.2 %
% of Sales	23.8%	22.9%		
Adjusted Operating Income	$ 15.6	$ 16.8	$ (1.2)	(7.3)%
% of Sales	11.8%	13.1%		
Adjusted Net Income	$ 9.5	$ 10.2	$ (0.6)	(6.2)%
% of Sales	7.2%	7.9%		
Adjusted Net Income Per Share	$ 0.22	$ 0.24	$ (0.02)	(6.9)%

Refer to Appendix for Non-GAAP reconciliation and footnotes.

Note: Dollars in millions.

Preliminary Income Statement Summary

	Nine Months Ended		Delta	
	October 1, 2010	October 2, 2009 As Restated	$	%
Orders	$ 399.2	$ 360.8	$ 38.4	10.7 %
Sales	$ 375.3	$ 394.1	$ (18.7)	(4.7)%
Gross Profit	$ 131.8	$ 138.8	$ (6.9)	(5.0)%
% of Sales	35.1%	35.2%		
SG&A Expenses	$ 87.8	$ 85.5	$ 2.4	2.8 %
R&D Expense	4.7	4.6	0.1	2.6 %
Operating Expenses	$ 92.6	$ 90.1	$ 2.5	2.8 %
% of Sales	24.7%	22.9%		
Adjusted Operating Income	$ 39.3	$ 48.7	$ (9.4)	(19.4)%
% of Sales	10.5%	12.4%		
Adjusted Net Income	$ 23.3	$ 29.4	$ (6.1)	(20.9)%
% of Sales	6.2%	7.5%		
Adjusted Net Income Per Share	$ 0.53	$ 0.68	$ (0.15)	(21.4)%

Refer to Appendix for Non-GAAP reconciliation and footnotes.

Note: Dollars in millions.

Financial Metrics (as of 10/1/10)

Liquidity	
Cash	$43
Accounts receivable	$93
Inventory	$58
Accounts payable	$43
Working capital	$108
Working capital to annualized sales	22%

Cash Flow (9 months)	
Depreciation and amortization	$11
Acquisitions	$28
Capex	$9

Leverage	
Current portion long-term debt	$10
Long-term debt	$75
Net debt	$42
Revolver availability	$133

Asbestos	
Asbestos insurance receivable	$41
Asbestos insurance asset	$385
Asbestos insurance liability	$438
Asbestos net cash outflow	$8 (9 mos)
Asbestos liability and defense costs	$2 (3Q)
Asbestos coverage litigation	$2 (3Q)

Note: Dollars in millions.

2010 Outlook Summary

Revenue Range			
2010 Organic growth (decline) (1)	(2)%	To	0%
2010 Total	$520 million	To	$530 million

EPS Range			
2010 Net income per share	$0.38	To	$0.43
2010 Adjusted net income per share (2)	$0.83	To	$0.88

Assumptions	
Asbestos coverage litigation	$13 million
Asbestos liability and defense costs	$5 million
Euro(3)	$1.36
Tax rate	32%
Interest expense	$7 million
Outstanding shares	43.5 million

(1) Excludes impact of acquisitions and foreign exchange rate fluctuations

(2) Excludes impact of asbestos coverage litigation, asbestos liability and defense costs, and restructuring and other related charges

(3) Spot rate as of 9/30/10.

Typically, a 5 cent change in the Euro is expected to result in a 1 cent change in annual EPS assuming all other currencies remain constant.

(See Appendix for Non-GAAP reconciliation)

Note: Guidance as of 11/4/10

Appendix

Disclaimer

Colfax has provided financial information that has not been prepared in accordance with GAAP. These non-GAAP financial measures are adjusted net income, adjusted net income per share, adjusted operating income, organic sales growth (decline) and organic order growth (decline). Adjusted net income, adjusted net income per share and adjusted operating income exclude asbestos liability and defense costs, asbestos coverage litigation expenses, and restructuring and other related charges to the extent they impact the periods presented. Adjusted net income, adjusted net income per share and projected adjusted net income per share present income taxes at an effective tax rate of 32%. Projected adjusted net income per share excludes actual and estimated restructuring and other related charges, asbestos coverage litigation expenses and asbestos liability and defense costs. Organic sales growth (decline) and organic order growth (decline) exclude the impact of acquisitions and foreign exchange rate fluctuations. These non-GAAP financial measures assist Colfax in comparing its operating performance on a consistent basis because, among other things, they remove the impact of non-recurring items, legacy asbestos issues and items outside the control of its operating management team.

Sales and order information by end market are estimates. We periodically update our customer groupings in order to refine these estimates.

Non-GAAP Reconciliation

(Preliminary[1] and unaudited)

	Three Months Ended October 1, 2010	Three Months Ended October 2, 2009 As Restated	Nine Months Ended October 1, 2010	Nine Months Ended October 2, 2009 As Restated
Adjusted Net Income and Adjusted Earnings per Share				
Net income	$ 5,836	$ 5,529	$ 7,559	$ 17,065
Restructuring and other related charges	2,441	9,608	9,515	10,755
Asbestos liability and defense costs (income)	2,202	(4,303)	4,179	(1,176)
Asbestos coverage litigation expenses	2,339	1,845	10,763	8,838
Tax adjustment to effective rate of 32%	(3,271)	(2,497)	(8,765)	(6,084)
Adjusted net income	$ 9,547	$ 10,182	$ 23,251	$ 29,398
Adjusted net income margin	7.2%	7.9%	6.2%	7.5%
Weighted average shares outstanding - diluted	43,619,252	43,324,995	43,539,372	43,274,177
Adjusted net income per share	$ 0.22	$ 0.24	$ 0.53	$ 0.68
Net income per share—basic and diluted in accordance with GAAP	$ 0.13	$ 0.13	$ 0.17	$ 0.39
Adjusted Operating Income				
Operating income	$ 8,602	$ 9,657	$ 14,810	$ 30,281
Restructuring and other related charges	2,441	9,608	9,515	10,755
Asbestos liability and defense costs (income)	2,202	(4,303)	4,179	(1,176)
Asbestos coverage litigation expenses	2,339	1,845	10,763	8,838
Adjusted operating income	$ 15,584	$ 16,807	$ 39,267	$ 48,698
Adjusted operating income margin	11.8%	13.1%	10.5%	12.4%

[1] The preliminary results for the three and nine months ended October 1, 2010 and the preliminary restated results for the three and nine months ended October 2, 2009, included herein, reflect management's best estimate of corrections related to the overstatement of the Company's pension liability as described in the Form 8-K filed with the SEC on October 25, 2010. Selling, general and administrative expenses for the nine months ended October 1, 2010, include an estimated correction related to the first six months of 2010, resulting in a reduction of $0.5 million compared to the historical results reported in the Company's Quarterly Report on Form 10-Q for the period ended July 2, 2010. The related net income impact for nine months ended October 1, 2010 is an after-tax benefit of $0.3 million ($.01 per share).

Selling, general and administrative expenses for the three and nine months ended October 2, 2009, include estimated corrections resulting in reductions of $0.3 million and $0.8 million, respectively, compared to the historical results reported in the Company's Quarterly Report on Form 10-Q for the period ended October 2, 2009. The related net income impacts for the three and nine months ended October 2, 2009, are after-tax benefits of $0.2 million (less than $.01 per share) and $0.5 million ($.01 per share), respectively.

Final results for the current year periods and final restated results for the 2009 periods could change when the analysis of the pension matter is finalized, and these final results will be reflected in the Company's Quarterly Report on Form 10-Q for the period ended October 1, 2010 and amended prior reports, when filed. The Company will amend and restate the consolidated financial statements contained it its Annual Report on Form 10-K for the year ended December 31, 2009 and Quarterly Reports on Form 10-Q for the periods ended April 2, 2010 and July 2, 2010. The Company plans to file the amended reports as soon as practicable in the fourth quarter of 2010.

Note: Dollars in thousands.

Sales & Order Growth

	Sales		Orders	
Three Months Ended October 2, 2009	$ 128.5		$ 117.2	
Components of Change:				
Existing businesses	7.6	5.9 %	9.4	8.1 %
Acquisitions	3.0	2.3 %	3.0	2.5 %
Foreign currency translation	(6.7)	(5.2)%	(5.5)	(4.7)%
Total	3.9	3.0 %	6.9	5.9 %
Three Months Ended October 1, 2010	$ 132.4		$ 124.1	

	Sales		Orders		Backlog at Period End	
Nine Months Ended October 2, 2009	$ 394.1		$ 360.8		$ 325.3	
Components of Change:						
Existing businesses	(20.0)	(5.0)%	36.2	10.1 %	(7.2)	(2.2)%
Acquisitions	4.6	1.2 %	4.7	1.3 %	42.3	13.0 %
Foreign currency translation	(3.4)	(0.9)%	(2.5)	(0.7)%	(9.2)	(2.8)%
Total	(18.8)	(4.7)%	38.4	10.7 %	25.9	8.0 %
Nine Months Ended October 1, 2010	$ 375.3		$ 399.2		$ 351.2	

	Sales		Orders		Backlog at Period End	
Three Months Ended July 2, 2010	$ 123.0		$ 155.6		$ 297.1	
Components of Change:						
Existing businesses	5.8	4.7 %	(34.7)	(22.3)%	(9.7)	(3.2)%
Acquisitions	2.2	1.8 %	2.1	1.4 %	42.3	14.2 %
Foreign currency translation	1.4	1.2 %	1.1	0.7 %	21.5	7.2 %
Total	9.4	7.7 %	(31.5)	(20.2)%	54.1	18.2 %
Three Months Ended October 1, 2010	$ 132.4		$ 124.1		$ 351.2	

Note: Dollars in millions.

Colfax Corporation
Reconciliation of Projected 2010 Net Income Per Share to Adjusted Net Income Per Share
Amounts in Dollars
(Preliminary[1] and unaudited)

	EPS Range	
Projected net income per share - fully diluted	$ 0.38	$ 0.43
Restructuring and other related charges incurred year-to-date	0.15	0.15
Estimated restructuring and other related charges [2]	0.02	0.02
Asbestos coverage litigation expenses	0.20	0.20
Asbestos liability and defense costs	0.08	0.08
Projected adjusted net income per share - fully diluted	$ 0.83	$ 0.88

[1] The preliminary projected net income per share for the year ended December 31, 2010 reflects management's best estimate of corrections related to the overstatement of the Company's pension liability as described in the Form 8-K filed with the SEC on October 25, 2010. Projected 2010 net income per share includes an after-tax benefit of $.01 per share for the estimated correction related to the first six months of 2010, compared to the historical results for that period as reported in the Company's Quarterly Report on Form 10-Q for the period ended July 2, 2010. Final results for the current year periods could change when the analysis of the pension matter is finalized.

[2] Represents estimated restructuring and other related charges for actions implemented through November 4, 2010.